Exhibit 10.21

EXECUTION COPY

AMENDMENT NO. 2

Dated as of December 10, 2008

to

INTERCREDITOR AGREEMENT

Dated as of May 3, 2002

This AMENDMENT NO. 2 (this “Amendment”) is made as of this 10th day of December, 2008 among:

(i)	JohnsonDiversey, Inc. (f/k/a S.C. Johnson Commercial Markets, Inc.), a Delaware corporation (“Johnson”),

(ii)	Johnson Polymer, LLC, a Wisconsin limited liability company (“JPI”),

(iii)	The Butcher Company, a Delaware corporation (“Butcher”),

(iv)	JohnsonDiversey UK Limited, a limited liability company incorporated under the laws of England and Wales (“JD-UK”),

(v)	JohnsonDiversey SpA, a company organized under the laws of the Republic of Italy (“JD-Italy”),

(vi)	JWPR Corporation, a Nevada corporation (“JWPR”),

(vii)	JohnsonDiversey Canada, Inc. (“JD Canada”),

(viii)	The Bank of Nova Scotia (as successor to JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as the “Receivables Agent” (as defined in the Intercreditor Agreement referred to below),

(ix)	Each of the “Purchasers” (as defined in the Intercreditor Agreement referred to below), and

(x)	Citicorp USA, Inc., as the “Senior Credit Agent” (as defined in the Intercreditor Agreement referred to below).

PRELIMINARY STATEMENTS

A. Each of the parties hereto (other than JD Canada) and U S Chemical Corporation are parties to that certain Intercreditor Agreement dated as of May 3, 2002 (as amended, the “Intercreditor Agreement”). Terms used herein and not otherwise defined herein shall have the meanings assigned in the Intercreditor Agreement. U S Chemical Corporation dissolved prior to the date hereof.

B. The purchase program contemplated in the Receivables Documents has been expanded to include JD Canada as an “Originator” thereunder. The parties hereto enter into this Amendment to recognize such expansion and to introduce JD Canada as a new party to the Intercreditor Agreement.

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments. Subject to the satisfaction of the condition precedent set forth in Section 2 hereof, the parties hereto agree to amend the Intercreditor Agreement as follows:

(a) The term “Originator” as used in the Intercreditor Agreement shall include JD Canada.

(b) The term “Sale Agreements” as used in the Intercreditor Agreement shall include the Receivables Sale Agreement dated as of December 10, 2008 between JWPR and JD Canada, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(c) The term “Collection Account” as used in the Intercreditor Agreement shall include each of the accounts identified on Schedule A to this Amendment.

(d) The term “Performance Undertaking” as used in the Intercreditor Agreement shall include the Amended and Restated Performance Undertaking dated as of December 10, 2008 made by Johnson in respect of the obligations of the Originators, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(e) The term “Purchased Receivables” as used in the Intercreditor Agreement shall include all Receivables, and all equitable or other interests in Receivables, sold or conveyed (or purported to have been sold or conveyed) by any Originator to JWPR directly under any Sale Agreement.

(f) JD-Italy, Butcher and JPI shall cease to (i) be parties to the Intercreditor Agreement and (ii) have any rights or obligations under the Intercreditor Agreement (other than any rights or obligations which expressly survive the termination thereof).

2. Condition Precedent. This Amendment shall become effective as of the date hereof upon receipt by each of the Receivables Agent and the Senior Credit Agent of counterpart signature pages executed by each party hereto.

2

3. New Parties. JD Canada agrees to become a party to the Intercreditor Agreement and to be bound by the terms thereof as an Originator as of the date hereof.

4. Miscellaneous.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Intercreditor Agreement to “this Intercreditor Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Intercreditor Agreement, as amended or otherwise modified hereby, and (ii) each reference to the Intercreditor Agreement in any Receivables Document, any Senior Credit Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Intercreditor Agreement as amended or otherwise modified hereby.

(b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

(c) Except as specifically amended or modified above, the terms and provisions of the Intercreditor Agreement shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each of the parties hereto reaffirms the statements made by it in Section 2.10 of the Intercreditor Agreement.

(d) This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY, INC.

By:	/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	VP and Corporate Treasurer

JOHNSON POLYMER, LLC

By:	/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	VP and Corporate Treasurer

THE BUTCHER COMPANY

By:	/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	VP and Corporate Treasurer

JOHNSONDIVERSEY UK LIMITED

By:	/s/ David C. Quast
Name:	David C. Quast
Title:	Director

Amendment No. 2 to Intercreditor Agreement

JOHNSONDIVERSEY SPA

By:	/s/ David C. Quast
Name:	David C. Quast
Title:	Director

JWPR CORPORATION

By:	/s/ William A. Uelmen
Name:	William A. Uelmen
Title:	President

JOHNSONDIVERSEY CANADA INC.

By:	/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	VP and Corporate Treasurer

Amendment No. 2 to Intercreditor Agreement

THE BANK OF NOVA SCOTIA,
as Receivables Agent and as a Purchaser

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

LIBERTY STREET FUNDING CORP., LLC, as a Purchaser

By	/s/ Jill A Russo
Name:	Jill A. Russo
Title:	Vice President

CITICORP USA, INC., as Senior Credit Agent

By:	/s/ Irina Voloshin
Name:	Irina Voloshin
Title:	Vice President

Amendment No. 2 to Intercreditor Agreement

SCHEDULE A

to

AMENDMENT NO. 2

Dated as of December 10, 2008

to

INTERCREDITOR AGREEMENT

Dated as of May 3, 2002